Exhibit 10(h)

                         MAIN PLACE FUNDING CORPORATION



         Main Place Funding Corporation (the "Corporation"), as borrower under that certain Amended and Restated Credit Agreement (the "Amended and Restated Credit Agreement") dated as of October 31, 1995 with NationsBank of Texas, N.A. ("NationsBank Texas") for the benefit of First Trust National Association, as trustee under the indenture of trust dated July 18, 1995, hereby assigns all of its rights, duties and obligations under the Amended and Restated Credit Agreement to Main Place Real Estate Investment Trust (the "Trust"), as successor in interest to the Corporation pursuant to the Agreement of Merger by and among the Corporation, the Trust and Main Place Holdings Corporation dated November 1, 1996.

         IN WITNESS WHEREOF, the undersigned has executed this consent on this 1st day of November, 1996.


                                         MAIN PLACE FUNDING CORPORATION



                                         By: /s/ Gary S. Williams
                                             --------------------
                                             Name:  Gary S. Williams
                                             Title:  Senior Vice President


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